UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Colorado Fund

November 30, 2009

	Principal
	Amount	Value
Municipal Bonds – 97.84%
Corporate Revenue Bond – 2.03%
Public Authority Energy National Gas Purpose Revenue Series 2008 6.50% 11/15/38	$5,000,000	$5,019,300
		5,019,300
Education Revenue Bonds – 11.67%
Boulder County Development Revenue (University Corporation for Atmospheric Research)
5.00% 9/1/33 (NATL-RE)	1,000,000	991,680
5.00% 9/1/35 (AMBAC)	1,000,000	1,001,620
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School Project)
5.50% 5/1/36 (XLCA)	2,280,000	2,230,182
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (XLCA)	1,000,000	943,730
(Liberty Common Charter School Project) 5.125% 12/1/33 (XLCA)	2,740,000	2,600,479
(Montessori Districts Charter School Projects) 6.125% 7/15/32	5,590,000	5,387,641
(Pinnacle Charter School Project) 5.00% 6/1/33 (XLCA)	2,170,000	2,025,131
(University of Northern Colorado Student Housing Project) 5.125% 7/1/37 (NATL-RE)	4,000,000	3,640,640
(Woodrow Wilson Charter School Project) 5.25% 12/1/34 (XLCA)	1,960,000	1,855,689
Colorado School Mines Auxiliary Facilities 5.00% 12/1/37 (AMBAC)	425,000	409,505
Colorado State Board Governors University Enterprise System Revenue Series A 5.00% 3/1/39	2,300,000	2,347,656
University of Colorado Enterprise System Revenue Series A
5.00% 6/1/30 (AMBAC)	2,000,000	2,063,800
5.375% 6/1/26	1,000,000	1,024,850
University of Puerto Rico Revenue Series Q 5.00% 6/1/36	2,750,000	2,345,393
		28,867,996
Electric Revenue Bonds – 5.81%
Colorado Springs Utilities Revenue Series A 5.00% 11/15/29	5,000,000	5,068,700
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	2,795,000	3,007,280
5.00% 6/1/29	2,355,000	2,497,572
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	525,000	480,984
Series WW 5.00% 7/1/28	2,400,000	2,334,768
Series WW 5.50% 7/1/38	1,000,000	985,770
		14,375,074
Escrowed to Maturity Bonds – 2.32%
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series A 5.50% 3/1/32	5,000,000	5,499,050
Galleria Metropolitan District 7.25% 12/1/09	230,000	230,044
		5,729,094
Health Care Revenue Bonds – 20.90%
Aurora Hospital Revenue (Childrens Hospital) Series D 5.00% 12/1/23 (FSA)	2,775,000	2,895,574
Colorado Health Facilities Authority Revenue
•(Adventist Health/Sunbelt) 5.125% 11/15/24	1,375,000	1,397,880
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	909,890
Series A 5.00% 7/1/39	2,500,000	2,392,075
Series D 6.25% 10/1/33	2,000,000	2,163,280
(Christian Living Community Project) Series A 5.75% 1/1/37	1,500,000	1,144,410
(Covenant Retirement Communities) Series A 5.50% 12/1/33 (RADIAN)	5,000,000	4,380,000
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	1,712,660
6.125% 6/1/38	5,250,000	5,253,044
Series A 5.25% 6/1/34	2,750,000	2,573,918
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	987,050
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	5,000,000	5,054,250
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,491,923
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	977,320
Colorado Springs Hospital Revenue 6.25% 12/15/33	2,500,000	2,623,450
Delta County Memorial Hospital District Enterprise Revenue 5.35% 9/1/17	4,000,000	4,011,800
Denver Health & Hospital Authority Health Care Revenue Series A 4.75% 12/1/36	1,500,000	1,188,675
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	2,690,000	2,535,594
5.25% 11/15/39	3,500,000	3,407,180
6.00% 11/15/29	2,460,000	2,586,026
		51,685,999
Housing Revenue Bonds – 2.11%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage) Series C3 6.15% 10/1/41	1,590,000	1,594,547
(Single Family Mortgage) Series A 5.50% 11/1/29 (FHA)	1,500,000	1,559,160

Puerto Rico Housing Finance Authority Subordinate-Capital Foundation Modernization 5.125% 12/1/27	2,040,000	2,071,600
		5,225,307
Lease Revenue Bonds – 3.61%
Aurora Certificates of Participation Refunding Series A 5.00% 12/1/30	2,370,000	2,460,724
Colorado Educational & Cultural National Conference of State Legislatures Office Building
Facilities Authority Revenue 5.25% 6/1/21	2,000,000	2,021,840
@Conejos & Alamosa Counties School #11J Certificates of Participation 6.50% 4/1/11	520,000	522,049
El Paso County Certificates of Participation (Detention Facilities Project) Series B 5.00% 12/1/27 (AMBAC)	1,500,000	1,525,905
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series I 5.25% 7/1/33	1,475,000	1,373,151
•Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	1,014,180
		8,917,849
Local General Obligation Bonds – 13.86%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28	2,500,000	2,881,025
Arapahoe County Water & Wastewater Public Improvement District Refunding
Series A 5.125% 12/1/32 (NATL-RE)	2,555,000	2,549,864
Boulder Larimer & Weld Counties (St. Vrain Valley School District #1J) 5.00% 12/15/33	2,500,000	2,575,100
Denver City & County Justice System
5.50% 8/1/16	5,000,000	6,004,450
(Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,132,098
Denver City & County School District #1 Series A 5.00% 12/1/29	960,000	1,018,118
Denver West Metropolitan District 5.00% 12/1/33 (RADIAN)	1,400,000	1,094,240
Douglas County School District #1 (Douglas & Elbert Counties) Series B 5.00% 12/15/24	2,355,000	2,535,817
El Paso County School District #2 (Harrison) 5.00% 12/1/27 (NATL-RE)	2,115,000	2,203,830
Garfield County School District #2 5.00% 12/1/25 (FSA)	3,280,000	3,516,581
Grand County School District #2 (East Grand) 5.25% 12/1/25 (FSA)	2,485,000	2,696,126
Gunnison Watershed School District #1J Series 2009 5.25% 12/1/33	1,400,000	1,467,508
La Plata County School District #9-R (Durango) 5.125% 11/1/24 (NATL-RE)	1,000,000	1,092,170
@North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	1,018,350
District #2 5.50% 12/15/37	1,200,000	823,092
Sand Creek Metropolitan District Refunding & Improvement 5.00% 12/1/31 (XLCA)	500,000	423,180
Weld County School District #4 5.00% 12/1/19 (FSA)	1,085,000	1,243,605
		34,275,154
§Pre-Refunded Bonds – 13.96%
Boulder County Hospital Revenue (Development Longmont United Hospital Project)
6.00% 12/1/30-10 (RADIAN)	1,500,000	1,583,220
Colorado Educational & Cultural Facilities Authority Revenue
(Littleton Academy Charter School Project) 6.125% 1/15/31-12	2,000,000	2,222,760
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,329,880
(University of Denver Project) Series A 5.00% 3/1/27-12 (NATL-RE)	5,000,000	5,472,450
•Colorado Health Facilities Authority Revenue (Adventist Health/Sunbelt) 5.125% 11/15/24-16	75,000	89,348
Douglas County School District #1 (Douglas & Elbert Counties) Series B 5.125% 12/15/25-12 (FSA)	2,000,000	2,254,060
El Paso County Certificates of Participation (Judicial Building Project) Series A 5.00% 12/1/27-12 (AMBAC)	2,000,000	2,229,640
Fremont County School District #1 (Canon City) 5.00% 12/1/24-13 (NATL-RE)	1,735,000	1,991,763
Garfield Pitkin & Eagle County School District #1 (Roaring Fork County) Series A 5.00% 12/15/27-14 (FSA)	1,500,000	1,752,180
Lincoln Park Metropolitan District 7.75% 12/1/26-11	2,500,000	2,843,150
North Range Metropolitan District #1 7.25% 12/15/31-11	3,390,000	3,803,139
Northwest Parkway Public Highway Authority Series A 5.25% 6/15/41-11 (FSA)	3,150,000	3,433,815
Puerto Rico Commonwealth Series A 5.25% 7/1/30-16	1,235,000	1,479,394
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series I 5.25% 7/1/33-14	25,000	28,953
Ute Water Conservancy District Revenue 5.75% 6/15/20-10 (NATL-RE)	2,900,000	3,005,561
		34,519,313
Special Tax Revenue Bonds – 10.56%
Aspen Sales Tax Revenue (Parks & Open Spaces) Series B 5.25% 11/1/23 (FSA)	2,040,000	2,198,222
@Baptist Road Rural Transportation Authority Sales & Use Tax Revenue 5.00% 12/1/26	2,000,000	1,276,100
Loveland Special Improvements District #1 7.50% 7/1/29	4,980,000	5,273,621
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	747,726
5.35% 12/1/31	720,000	542,556
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series K 5.00% 7/1/30	2,200,000	2,037,266
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue Series B 5.00% 7/1/46	1,200,000	1,070,748
Puerto Rico Sales Tax Financing Corporation Revenue
ΩCapital Appreciation-First Subordinate Series A
6.75% 8/1/32	5,075,000	3,780,317
First Subordinate Series A
•5.00% 8/1/39	2,500,000	2,599,700
5.25% 8/1/27	1,100,000	1,120,801
5.75% 8/1/37	3,095,000	3,140,558
Regional Transportation District Sales Tax Revenue Series A 5.25% 11/1/18	2,000,000	2,338,900
		26,126,515
State General Obligation Bonds – 5.33%
Guam Government Series A 7.00% 11/15/39	2,500,000	2,573,875
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B
5.00% 12/1/14	1,000,000	1,053,090
5.00% 12/1/15	1,000,000	1,049,960

Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/15	1,650,000	1,754,478
Series A 5.25% 7/1/21	4,000,000	3,996,360
Series B 5.00% 7/1/35	190,000	168,239
Puerto Rico Commonwealth Series A 5.25% 7/1/30	765,000	731,585
Virgin Islands Public Finance Authority (Gross Receipts Taxes) 5.00% 10/1/31 (ACA)	2,000,000	1,864,020
		13,191,607
Transportation Revenue Bonds – 3.43%
Denver City & County Airport Revenue
5.25% 11/15/36	2,500,000	2,489,225
Series A 5.00% 11/15/25 (NATL-RE) (FGIC)	2,000,000	2,059,140
Series B 5.00% 11/15/33 (XLCA)	4,000,000	3,923,240
		8,471,605
Water & Sewer Revenue Bonds – 2.25%
Colorado Springs Utilities Systems Improvement Revenue Series C 5.50% 11/15/48	3,250,000	3,382,307
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	250,000	261,003
5.125% 12/1/39 (ASSURED GTY)	850,000	858,951
Pueblo Board Waterworks Revenue 5.00% 11/1/21 (FSA)	1,000,000	1,057,720
		5,559,981
Total Municipal Bonds (cost $238,354,670)		241,964,794
	Number of
	Shares
Short-Term Investments – 0.51%
Money Market Instrument – 0.08%
Dreyfus Cash Management Fund 0.12% 12/1/09	186,246	186,246
		186,246
	Principal
	Amount
•Variable Rate Demand Notes – 0.43%
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation)
0.25% 2/1/35	$400,000	400,000
0.25% 9/1/35	300,000	300,000
0.25% 12/1/37	370,000	370,000
		1,070,000
Total Short-Term Investments (cost $1,256,246)		1,256,246

Total Value of Securities – 98.35%
(cost $239,610,916)		243,221,040
Receivables and Other Assets Net of Liabilities (See Notes) – 1.65%		4,073,845
Net Assets Applicable to 22,989,997 Shares Outstanding – 100.00%		$247,294,885

•Variable rate security. The rate shown is the rate as of November 30, 2009.
@Illiquid security. At November 30, 2009, the aggregate amount of illiquid securities was $3,639,591, which represented 1.47% of the Fund's net assets. See Note 3 in "Notes."
§Pre-Refunded Bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
ASSURED GTY – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
FHA – Insured by the Federal Housing Administration
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association collateral
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
XLCA – Insured by XL Capital Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Voyageur Mutual Funds II – Delaware Tax-Free Colorado Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2006 – August 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended November 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to November 30, 2009 through January 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

2. Investments
At November 30, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$239,625,696
Aggregate unrealized appreciation	9,882,894
Aggregate unrealized depreciation	(6,287,550)
Net unrealized appreciation	$3,595,344

For federal income tax purposes, at August 31, 2009, capital loss carryforwards of $5,101,953 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,796,560 expires in 2012, $57,695 expires in 2013, $2,203,520 expires in 2014 and $44,178 expires in 2016.

The Fund applies the provisions, as amended to date, of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ASC 820 fair value hierarchy levels as of November 30, 2009:

	Level 1	Level 2	Total
Municipal Bonds	$-	$243,034,794	$243,034,794
Short-Term	186,246	-	186,246
Total	$186,246	$243,034,794	$243,221,040

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Colorado. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2009, 33.96% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: